

MEDOVEX CORPORATION

Investor Presentation

August 2017 | NASDAQ: MDVX

Safe Harbor

The information contained in this presentation has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any securities or to participate in any investment strategy and may not be used or relied upon in connection with any offer or sale of securities. Securities will be offered only to designated potential investors by means of a definitive private placement memorandum and related materials, which will contain important information regarding MEDOVEX (the "Company") and any such offering, including a description of important risk factors which every prospective investor should consider.

We have made forward- looking statements in this presentation that are based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include statements and information concerning our possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, benefits resulting from any offering by the Company and the effects of compensation.
Forward-looking statements include all statements that are not historical facts, and can be identified by the use of forward-looking terminology such as words "believes," "expects," "anticipates," "intends," "plans," "estimates" or similar expressions.

Forward –looking statements involve risk, uncertainties and assumptions. Actual results and future events may differ materially from those expressed, assumed or anticipated in these forward-looking statements. You should not rely on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements after the date of this presentation. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

These risks and uncertainties include, but are not limited to the possibility that clinical trials will not be successful or confirm earlier results, risks associated with obtaining funding from third parties, risks relating to the timing and costs of clinical trials, approvals for clinical trials, results of clinical trials, the timing of regulatory submissions, the timing and receipt of regulatory approvals, the timing and amount of other expenses, execution risks, competition, risks related to market acceptance of products, intellectual property risks, assumptions regarding the size of the available market, benefits of our products, product pricing, timing of product launches, future financial results and other factors set forth under the headings "Cautionary Note Concerning Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's 10-K filed with the SEC described in this presentation. All statements contained in this presentation are made only as of the date of this presentation and Medovex undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

You should understand that many important factors, in addition to those discussed elsewhere in this presentation, could cause our results to differ materially from those expressed in forward-looking statements. Theses factors include our competitive environment; our executive team; economic and other conditions in the markets in which we propose to operate; governmental regulation of our proposed products and of the markets in which we propose to operate; uncertainties inherent in product development and testing; our further financing needs; and our ability to grow and to manage out growth effectively.

Statements made in this presentation have not been fully evaluated by the Food and Drug Administration or the Center for Medicaid and Medicare Services. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

About Medovex

Medovex was formed to acquire and develop a diversified portfolio of potentially ground breaking medical technology products.

- Disruptive flagship device, DenerveX™ System, targets large segment of $7B osteoarthritis market opportunity
- First units shipped to Germany, UK and Italy
- Highly scalable "razor-razorblade" aggressive growth model offers high earnings leverage
- Three-stage global commercialization strategy

Significant Med-Tech Background

A combined 100+ years of management experience

Jarrett Gorlin
Chief Executive Officer
Board of Directors

Jeffrey Wright, CPA
Chief Financial Officer

Patrick Kullmann
President &
Chief Operating Officer

Steve Gorlin
Co-Founder
Board of Directors

Larry Papasan
Chairman
Board of Directors

Scott Haufe, MD
Inventor & Co-Developer
Board of Directors

James Andrews, MD
Co-Developer
Board of Directors

Randal Betz, MD
Board of Directors

Ron Lawson
Board of Directors

John Thomas
Board of Directors

Facet Joint Syndrome

Causes Pain When Facet Joints are Injured or Degenerate



10%

of all adults suffer from chronic back pain[1]




18%
Sacroiliac Joint Pain
Major Sources of Back Pain[2]
42%
Internal Disc Disruption

31%

Of back pain is due to Facet Joint Syndrome

MEDOVEX CORPORATION

[1] Prevalence and Most Common Causes of Disability Among Adults – United States 2005
[2] Pain Physician 2012; 15:171-178 ISSN 1533-3159


$178M
Near-Term Revenue Opportunity*
$7.0B
DenerveX Total Addressable Market
$4.6B
DenerveX OUS Addressable Market
$2.4B
DenerveX US Addressable Market

MEDOVEX CORPORATION

Based on 2013 Adult Population: https://www.census.gov/population/international/data/idb/worldpop.php
Laplante B L, Ketchum J M, Saullo T R and DePalma M J. Multivariable Analysis of the Relationship Between Pain Referral Patterns and the Source of Chronic Low Back Pain. Pain Physician 2012; 15: 171-178.
*Based on 5% penetration of markets through "stage 2" of "Global Launch Strategy" – see slide 17 of this presentation

Current Treatment Options

Effective but temporary

Injections



Effective for **0-3** Months

RF Ablation



Effective for **6-12** Months

DenerveX System: Tissue Ablation and Scraping in One Device

A paradigm shift in FJS treatment


DENERVEX
1
30

MEDOVEX

The DenerveX system delivers **enduring relief** by treating a larger area and removing a portion of the joint capsule


Facet Joint
DenerveX System Treatment Area
Synovial Capsule
Standard RF Ablation Area

Tissue Removal & Ablation: **The DenerveX Manual Method Concept**

Ablate the medial nerve while removing a portion of the joint capsule, preventing nerve reattachment or regeneration


75%
Of patients reported a **50% or greater improvement** in VAS pain scores and ODI disability scores **at 3 years.**

MEDOVEX CORPORATION

[illegible] Endoscopic Facet Debridement for the treatment of facet arthritic pain - a novel new technique. [illegible]

DenerveX method is designed to be more effective than the alternatives


Change in FJS Pain
Following Treatment
68%
40%
31%
DenerveX
Method
RF Ablation[1]
Injections[2]

Tzaan, W. C. & Tasker, R. R. Percutaneous radiofrequency facet rhizotomy—experience with 118 procedures and reappraisal of its value. Can. J. Neurol. Sci. 27, 125–130 (2000).
Lilius, G., Laasonen, E. M., Myllynen, P., Harilainen, A. & Gronlund, G. Lumbar facet joint syndrome. A randomised clinical trial. J. Bone Joint Surg. Br 71, 681–684 (1989).
Haufe SMW, Mork AR. Endoscopic Facet Debridement for the treatment of facet arthritic pain - a novel new technique. Int J Med Sci 2010; 7(3):120-123. doi:10.7150/ijms.7.120. Available from http://www.medsci.org/v07p0120.htm

MEDOVEX

1 DenerveX Method

Is intended to reduce or eliminate pain for at least

3 Years



Relief Duration Following a Single Treatment
3 Years
6-12 Months
0-3 Months
DenerveX
RF Ablation
Injections

MEDOVEX

DenerveX is Expected to Significantly Reduce the Total Cost of Care for FJS Patients Over a Three Year Period

Cost of Treatment for 3 Years


$12,900
$9,750
$2,100
DenerveX
(One Treatment)
RF Ablation
(6
Treatments)
Injections
(9 Injections)

Success Drivers

- Build Market Awareness
- Geographic expansion according to staged rollout launch plan
- Increased distributor relationships
- Development of clinical evidence

Market Awareness

- First In-Human Case July 11, 2017
- Physician and Distributor Training in Germany/U.K./Italy
- Physician trainee observation of 2-3 Cases
- Supervision for 2 Further Cases, then Certified
- Use of cadaver labs as needed

Multi-Stage Global Launch Strategy

Stage	Timing	Countries Distributed to	Potential DenerveX Procedures
Pilot	3Q17	Germany, U.K.	2.1M
Stage 1	4Q17	Ireland, Spain, Australia, New Zealand	1.1M
Stage 2	1Q18	Turkey, Denmark, Sweden, Norway, Finland, Israel, Italy, Netherlands, Austria, Colombia, Chile	3.8M
Stage 3	2H18	Belgium, Luxemburg, Greece, Portugal, Poland, Russia, Hungary, Czech Republic, China, UAE, Canada	24.1M
		Total	31.1M

Distributor Relationships

- Established relationships with 12 initial distributors across 19 countries
- Customer-focused device designed by and for physicians eases distributor marketing burden
- Selective vetting process targeting distributors active in call point with previously developed customer relationships
- World-class training process ensures distributor success
- Dedicated DRG Reimbursement Code in Germany was granted ahead of CE Mark – **Reimbursed at €4,000-€6,000**

Clinical Evidence Strategy

- Develop initial marketing case studies based on initial clinical outcomes
- Create a clinical campaign surrounding the first use of a novel approach to treatment of FJS
- Formal registry in Europe for physicians using the device
- US RCT for non-inferiority against standard of care

Summary

Commercialized DenerveX System for Facet Joint Syndrome

- Paradigm shift in FJS treatment
- ISO 13485 certification
- Regulatory approval with CE Mark in Europe
- Significant benefits to current standard of care
- $7.0B Addressable Market

Global Rollout

- Launched in key geographic areas, near-term plans for further expansion
- Established relationships with 12 distributors across 19 countries
- First orders received, first products shipped
- First human cases performed with excellent immediate procedural success
- Distributor training has begun



MEDOVEX CORPORATION

Thank You

NASDAQ: MDVX